Investor Presentation May 30, 2019 Exhibit 99.1

Disclosure Statements Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the financial condition, results of operations, asset quality trends and profitability of Farmers National Banc Corp. (“Farmers”). Forward-looking statements are not historical facts but instead express management’s current expectations, forecasts of future events or long-term-goals, many of which, by their nature, are inherently uncertain and outside of Farmers’ control. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions, as well as any statements related to future expectations of performance or conditional verbs, such as “will,” “would,” “should,” “could” or “may.” Farmers’ actual results and financial condition could differ, possibly materially, from those indicated in these forward-looking statements. Factors that could cause Farmers’ actual results to differ materially from those described in the forward-looking statements can be found in Farmers’ periodic reports and registration statements filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2018, and Quarterly Report on Form 10-Q for the period ended March 31, 2019, which have been filed with the Securities and Exchange Commission and are available on Farmers’ website (www.farmersbankgroup.com) and on the Securities and Exchange Commission’s website (www.sec.gov). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date. Farmers undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Use of Non-GAAP Financial Measures This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures include “Core Deposits” and “Tangible Common Equity ratio.” Farmers believes that these non-GAAP financial measures provide both management and investors a more complete understanding of Farmers’ deposit profile and capital. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of “Core Deposits” and “Tangible Common Equity ratio,” this presentation may not be comparable to other similarly titled measures as calculated by other companies.

About Farmers National Banc Corp. Operating in nine counties in Ohio Founded in 1887 Added a loan production office in Beachwood, OH in December 2017 Entered Holmes County, Ohio with the Monitor Bank merger in August, 2017 Added a loan production office in Beaver, PA in July 2016 Acquired Bowers Insurance Agency, Inc. in June 2016 Sound franchise well positioned for growth Credit quality remains strong Diversified and growing revenue streams Compelling growth Diversified financial institution Geography Service Rated #1 Performing Bank in Ohio, and 30th in the nation in the $1-$5 billion asset size category*. *Source: Bank Director Magazine 2018 Bank Performance Scorecard

Farmers Footprint Financial Highlights at March 31, 2019 Farmers locations: 41 Assets: $2.36 billion Loans: $1.74 billion Deposits: $1.95 billion Loan/Deposit Ratio: 89.22% Tangible Common Equity: 9.92% Market Capitalization: $383 million1 Wealth Management Assets Under Care: $2.5 billion Based on FMNB’s stock price of $13.79 on March 31, 2019 Source: SNL Financial

Mergers/Acquisitions and Organic Growth *As of March 31, 2019

Economic Update Strong Economic Characteristics According to a Sept. 2017 study from the State of Ohio, in 2016 Ohio was the 7th largest source of GDP among the 50 states and Washington D.C. Ohio was ranked the 10th best state for business in 2018 according to Chief Executive. In 2017, as it did the previous two years, Ohio produced more Top 100 micropolitans than any other state. The majority of FMNB’s locations fall within a 18-County Cleveland+ Region $236 billion economy is robust and is one of the largest economic regions in the U.S. Globally recognized for its skilled workforce, low cost of doing business, corporate-friendly tax structure, logistics infrastructure and exceptional quality of life The economic region is home to four million people and two million workers Northeast Ohio expects to add nearly 123,000 jobs by 2025, representing a 6% increase in total employment. Overall, nearly 640,000 job openings are expected by 2025, taking into account retirements and turnover.

Economic Update Strong Economic Characteristics The Youngstown Business Incubator, has a unique focus on tech start-ups, was recently named one of the top 25 incubators in the world. The Youngstown-Warren Region has a regional and national specialization in the following industries: Distribution, Warehousing & Logistics Food-Related Products Manufacturing Petrochemicals & Energy Development Primary Metals Fabricated Products Manufacturing BioMedical and Health Care Aluminum Manufacturing Automotive Manufacturing Customer Contact Centers

Financial Overview Stock Data – NASDAQ: FMNB As of 03/31/19 Stock Price: $13.79 ($14.55 as of 5/15/19) Operating Results for 3 Months Ended 03/31/19 Revenue: $31.2 million excluding gains Dividend (yield): $0.09 (2.61%) Cash Dividends: $2.5 million Net Income-Diluted Share: $0.30 ROAE: 12.71% ROAA: 1.45% Tangible Book Value: $8.26 Net Income: $8.4 million

Market Capitalization Growth Market Capitalization Growth:69% since December 31, 2016 Added to the U.S. Russell 2000® Index at the conclusion of the Russell U.S. Indexes annual reconstitution on June 27, 2016

Stable Dividend Policy Consistently paid a quarterly cash dividend Current yield 2.61% Dividend payout range policy of 25% - 35% 2019 dividend payout: 29.8% of net income Increasing Shareholder Value Stock Up 55% Since ‘16

Commitment to Stakeholders *Source: FDIC Quarterly Banking Profile - Second Quarter 2014 Four Pillars Meaningful Returns Customers Small Business Support 45% of small business lending comes from community banks* Associates 468 associates Top 100 employer in the region Community Over $294,026 in Community Giving as of March 31, 2019

2019 Critical Few Focus Deposit Growth All divisions will focus on deepening customer relationships through deposit gathering Wealth Management Integration and Branding Strategy Leverage opportunities in Western Region Execute new Brand Strategy Increase fee income Branch Optimization Evaluate footprint to optimize growth markets Enhance digital channels to be best-in-class in community banking

Loan Growth $1,296,865 $1,577,381

Loan Portfolio Mix – March 31, 2019 Overview of Loan Portfolio Dollars in thousands Diverse loan mix Farmers’ practice is to lend primarily within its market area Less than 3% of loan portfolio is participations purchased Less than 5% of loan portfolio is construction loans

Excellent Asset Quality Note: Dollars in thousands   3/31/2019 3/31/2018 Change Non-performing loans $7,578 $7,893 -3.99% Other real estate loans 208 59 252.54% Total non-performing assets $7,786 $7,952 -2.09%         Loans 30-89 days delinquent $9,082 $6,973 30.25%         Net loan charge-offs $365 $782 -53.32%         Total Assets 2,356,074 $2,167,517 8.70% Non-Performing Assets to Total Assets 0.33% 0.37% -9.92%

Wealth Management Creates Fee-based Income Fee Income 2009: 14.5% of total gross income Noninterest income excluding security gains Fee Income 2019*: 20.90% of total gross income Noninterest income excluding security and asset gains Wealth Management Growth Timeline 2000 Farmers National Investments 2009 Farmers Trust Company 2010 Farmers National Insurance 2012 Private Client Services 2013 National Associates, Inc. 2016 Bowers Insurance Agency, Inc. *For the three months ended March 31, 2019 Noninterest Income

Noninterest Income Continued Focus on Growing Noninterest Income Noninterest Revenue: 20.90% of Total Revenue, excluding gains *For the quarter ending March 31, 2019 excluding gains

Established and experienced management team with over 386 years of combined experience, 181 of which have been with Farmers. Farmers Academy Attracting quality banking talent Robust succession planning process Talent Acquisition and Retention     Years of Experience     FMNB Industry President & Chief Executive Officer Kevin J. Helmick (47) 24 24 Senior EVP, Chief Banking Officer Mark Witmer (54) 8 29 Senior EVP, Chief Financial Officer Carl D. Culp (55) 30 35 EVP, Chief Wealth Management Officer Mark Wenick (59) 1 38

Cash Dividend Payout Policy Maintain 25% - 35% range Share Repurchase Plan Continue to look for repurchase opportunities Organic Growth Continued organic growth in current markets Growth opportunities in new markets with Private Banking, Trust and Investments Acquisition Opportunities Targeted acquisitions include fee-based business and banks Accretive to earnings near term (excluding one-time charges) Manageable initial tangible book value dilution Must enhance shareholder value Must sustain our culture Not materially change our investment merits Sustain our TCE and regulatory ratios Capital Management

Net income is 9% higher than same quarter in 2018 145 consecutive quarters of profitability Annualized return on average assets was 1.45% and annualized return on average equity 12.71% for the quarter ended March 31, 2019 9% loan growth since March 31, 2019 Non-performing assets to total assets remain at low levels, 0.33% at March 31, 2019 Continued Strong Results – Overview of 1Q 2019

Net Interest Income Dollars in thousands

Interest Rate Risk Management NII benefits from asset re-pricings in a rising rate environment 57% of total loans are floating/variable rate Investment portfolio duration of approximately 6.8 years Short-term wholesale funding represents approximately 10% of total funding Approximately $2.5 million in non-core funding matures beyond one year Estimated Net Interest Income (NII) Sensitivity Profile at March 31, 2019   Percent Change in NII (FTE) ALCO Policy Limits Change in Interest Rates 12 Months 13 to 24 Months 12 Months 13 to 24 Months +200 bps 2.48% 5.95% 10% - +100 bps 1.26% 3.20% 5% - Estimated Economic Value of Equity (EVE) Sensitivity Profile Change in Interest Rates Change in EVE ALCO Policy Limit +200 bps 19.70% 15% +100 bps 13.53% 10% -25 bps -5.03% 10%

Supplemental Information

GAAP to Non-GAAP Reconciliation

FARMERS NATIONAL BANC CORP.

Reconciliation of Common Stockholders' Equity to Tangible Common Equity

	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Stockholders' Equity	$272,951	$262,320	$248,789	$247,510	$241,240
Less Goodwill and other intangibles	43,625	43,952	44,305	44,661	45,015
Tangible Common Equity	$229,326	$218,368	$204,484	$202,849	$196,225
Average Stockholders' Equity	267,736	252,449	250,503	243,792	240,387
Less Average Goodwill and other intangibles	43,840	44,185	44,541	44,893	45,248
Average Tangible Common Equity	$223,896	$208,264	$205,962	$198,899	$195,139

Reconciliation of Total Assets to Tangible Assets

	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Total Assets	$2,356,074	$2,328,730	$2,292,678	$2,237,939	$2,167,517
Less Goodwill and other intangibles	43,625	43,952	44,305	44,661	45,015
Tangible Assets	$2,312,449	$2,284,778	$2,248,373	$2,193,278	$2,122,502
Average Assets	2,338,792	2,301,847	2,255,049	2,199,960	2,162,706
Less average Goodwill and other intangibles	43,840	44,185	44,541	44,893	45,248
Average Tangible Assets	$2,294,952	$2,257,662	$2,210,508	$2,155,067	$2,117,458

Reconciliation of Net Income, Excluding Acquisition Related Costs

	For the Three Months Ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Net income	$8,388	$8,686	$8,084	$8,073	$7,726
Acquisition related costs - tax equated	0	(180)	0	0	22
Net income - Adjusted	$8,388	$8,506	$8,084	$8,073	$7,748
EPS excluding acquisition costs and deferred tax asset adjustments	$0.30	$0.31	$0.29	$0.29	$0.28

Consolidated Statements of Income Consolidated Statements of Income For the Three Months Ended March 31, Dec. 31, Sept. 30, June 30, March 31, 2019 2018 2018 2018 2018 Total interest income $24,679 $24,447 $23,563 $22,474 $21,282 Total interest expense 4,714 4,373 3,644 2,912 2,336 Net interest income 19,965 20,074 19,919 19,562 18,946 Provision for loan losses 550 525 950 750 775 Noninterest income 6,520 6,705 6,478 6,306 6,010 Acquisition related costs 0 (180) 0 0 25 Other expense 15,977 16,163 16,180 15,458 15,071 Income before income taxes 9,958 10,271 9,267 9,660 9,085 Income taxes 1,570 1,585 1,183 1,587 1,359 Net income $8,388 $8,686 $8,084 $8,073 $7,726

Consolidated Statements of Financial Condition March 31, Dec. 31, Sept. 30, June 30, March 31, 2019 2018 2018 2018 2018 Assets Cash and cash equivalents $69,672 $57,926 $75,635 $76,623 $52,149 Securities available for sale 403,770 402,190 389,996 388,890 384,396 Equity securities 7,460 7,130 6,892 6,344 6,009 Loans held for sale 2,360 1,237 1,428 1,987 399 Loans 1,743,651 1,735,840 1,691,532 1,639,191 1,599,339 Less allowance for loan losses 13,777 13,592 13,377 12,764 12,550 Net Loans 1,729,874 1,722,248 1,678,155 1,626,427 1,586,789 Other assets 142,938 137,999 140,572 137,668 137,775 Total Assets $2,356,074 $2,328,730 $2,292,678 $2,237,939 $2,167,517 Liabilities and Stockholders' Equity Deposits Noninterest-bearing $415,131 $421,950 $426,689 $420,991 $402,499 Interest-bearing 1,539,202 1,377,770 1,332,022 1,229,346 1,234,660 Total deposits 1,954,333 1,799,720 1,758,711 1,650,337 1,637,159 Other interest-bearing liabilities 109,348 250,792 270,273 322,565 274,816 Other liabilities 19,442 15,898 14,905 17,527 14,302 Total liabilities 2,083,123 2,066,410 2,043,889 1,990,429 1,926,277 Stockholders' Equity 272,951 262,320 248,789 247,510 241,240 Total Liabilities           and Stockholders' Equity $2,356,074 $2,328,730 $2,292,678 $2,237,939 $2,167,517

Capital Management

Deposit Market Share by County

FARMERS NATIONAL BANC CORP.

- Opportunity for growth with approximately 11% deposit market share in the Mahoning Valley

Mahoning Top 10

2018 Rank	Company	Branches	Dep. ($000)	Market Share (%)
1	Huntington National Bank	18	1,343,365	27.19
2	Home Savings Bank	11	1,105,292	22.37
3	**Farmers National Bank of Canfield**	**7**	**595,323**	**12.05**
4	PNC Bank NA	7	522,412	10.57
5	JPMorgan Chase Bank NA	6	468,313	9.48
6	Chemical Bank	8	361,937	7.33
7	First National Bank of Pennsylvania	4	285,506	5.78
8	Cortland Savings and Banking Co.	2	94,425	1.91
9	KeyBank NA	3	92,815	1.88
10	Citizens Bank NA	2	69,520	1.41
	Total for Institutions in the Market	*69*	*4,941,023*	*100.00*

Columbiana Top 10

2018 Rank	Company	Branches	Dep. ($000)	Market Share (%)
1	Huntington National Bank	9	379,453	26.52
2	Home Savings Bank	5	234,766	16.41
3	**Farmers National Bank of Canfield**	**6**	**234,248**	**16.37**
4	JPMorgan Chase Bank NA	3	142,943	9.99
5	PNC Bank NA	2	137,839	9.63
6	Consumers National Bank	3	118,473	8.28
7	CFBank NA	2	86,242	6.03
8	Citizens Bank NA	1	47,544	3.32
9	KeyBank NA	1	45,678	3.19
10	Woodforest National Bank	2	3,649	0.26
	Total for Institutions in the Market	*34*	*1,430,835*	*100.00*

Trumbull Top 10

2018 Rank	Company	Branches	Dep. ($000)	Market Share (%)
1	Huntington National Bank	14	590,826	20.12
2	JPMorgan Chase Bank NA	8	492,002	16.75
3	Chemical Bank	7	426,331	14.52
4	Cortland Savings and Banking Co.	7	392,198	13.36
5	PNC Bank NA	4	271,766	9.25
6	**Farmers National Bank of Canfield**	**5**	**214,838**	**7.32**
7	First National Bank of Pennsylvania	3	152,382	5.19
8	Home Savings Bank	4	144,839	4.93
9	Citizens Bank NA	1	72,371	2.46
10	Home FS&LA of Niles Ohio	1	58,748	2.00
	Total for Institutions in the Market	*58*	*2,936,691*	*100.00*

Wayne Top 10

2018 Rank	Company	Branches	Dep. ($000)	Market Share (%)
1	PNC Bank NA	8	569,425	28.46
2	**Farmers National Bank of Canfield**	**9**	**368,994**	**18.44**
3	Huntington National Bank	4	288,687	14.43
4	Wayne Savings Community Bank	6	251,673	12.58
5	JPMorgan Chase Bank NA	2	136,534	6.82
6	Commercial and Savings Bank of Millersburg Ohio	4	134,757	6.74
7	Apple Creek Banking Co.	3	85,038	4.25
8	Farmers State Bank	3	70,152	3.51
9	Westfield Bank FSB	1	53,229	2.66
10	US Bank NA	1	31,990	1.60
	Total for Institutions in the Market	*44*	*2,000,705*	*100.00*

Note: Market share data as of October 10, 2018 Source: SNL

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